SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2003

                       INTERNATIONAL SMART SOURCING, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                      001-14753             11-3423157
(State or other jurisdiction of   (Commission File No.)     (IRS Employer
       incorporation)                                      Identification No.)

            320 Broad Hollow Road                                  11735
            Farmingdale, New York                                (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 293-4650

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 3
                            Total Number of Pages: 4

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Item 4.     Changes in Registrant's Certifying Agent.

     Effective May 5, 2003, International Smart Sourcing, Inc., a Delaware Corporation (the registrant) declined to reappoint Grassi & Co. CPA's P.C. ("Grassi") as Registrant's independent accountants, which action was approved by the Audit Committee of the Registrant on May 5, 2003.

(a)(1) Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for the Registrant, for the year ended December 28, 2001 and through the period ended April 17, 2002. Feldman was merged into Grassi on April 17, 2002 with Grassi as the successor firm.

         Except as described in the following sentence, the reports of Grassi and Feldman on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi on the financial statements of Registrant for the fiscal year ended December 27, 2002 and the report of Feldman on the financial statements of the Registrant for the fiscal year ended December 28, 2001 does, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

         In addition, during Registrant's two most recent fiscal years and through May 5, 2003, there was no disagreement with Grassi or Feldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Registrant has requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of the response received by Registrant from Grassi on May 6, 2003 is attached as
         Exhibit 16.1 to this filing.

Item 5. Other Events

         Arthur Myers has resigned his position as Chief Financial Officer and Treasurer of the Company effective May 2, 2003 in order to pursue other interests both internally at the Company and externally. David Hale, President and Chief Operating Officer of the Company, has been appointed to serve as the acting Chief Financial Officer.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 7, 2003

                                             INTERNATIONAL SMART SOURCING, INC.

                                             By: /s/ DAVID KASSEL
                                                 ----------------
                                                 David Kassel
                                                 Chief Executive Officer and
                                                 Chairman

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                                INDEX TO EXHIBITS

Exhibit
  No.              Description
-------            -------------------------------------------------------------
  16.1             Letter from Grassi & Company, CPAs dated May 6, 2003